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                                  UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to the Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported)             3-8-2000
                                                 -------------------------------


                                  ComBanc, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                                         34-1853493
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(State or other jurisdiction     Commission File Number    (IRS Employer ID No.)
    of incorporation)


230 E. Second St, P.O. Box 429, Delphos, Ohio  45833
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(Address of principal executive offices)                           (Zip Code)

(419) 695-1055
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Registrant's Phone Number

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          (Former name or former address, if changed since last report)


Total Pages:    3                                    Exhibit Index:
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Item 4.   Changes in Registrant's Certifying Accountant

(a) At its meeting on March 8, 2000, the Registrant's audit committee recommended the engagement of Olive LLP as independent accountant for the Registrant for the year ending December 31, 2000 and the dismissal of E.S. Evans ("former accountant") as the Registrant's independent accountant. These actions were approved by the Registrant's board of directors on March 8, 2000.

(b) The former accountant's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) There were no disagreements between the Registrant and the former accountant during the Registrant's two most recent fiscal years or any subsequent interim period preceding the former accountant's dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(d) There were no relationships with Olive LLP required to be reported pursuant to Regulation S-K item 304 (a)(2) during the two most recent fiscal periods or any subsequent interim period prior to and including March 8, 2000.




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Item 7.  Financial Statements and Exhibits

(a)      None
(b)      None
(c)      None

     The following Registrant has provided a copy of this Disclosure to E. S. Evans and has requested from E. S. Evans a letter stating whether E. S. Evans agrees with the Statements made by the Registrant, and if not, the respects in which E. S. Evans does not agree with the Regsitrant.

     Upon receipt of the letter from E. S. Evans, Registrant will amend this 8K to file this letter.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ComBanc, Inc.

Dated:  3/10/00                       By: /s/ Paul G. Wreede
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                                              Paul G. Wreede,
                                              President and Chief Executive
                                               Officer

Dated:  3/10/00                       By: /s/ Kathleen A. Miller
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                                              Kathleen A. Miller
                                              Senior Vice President and
                                               Chief Financial Officer